SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2008

(Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

60 State Street, Suite 700, Boston, MA 02109

Address of principal executive offices)

(800) 518-4879

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Company's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

(a) Private Placement

On May 23, 2008, HepaLife Technologies, Inc. (“Hepalife” or the "Company") completed a private placement (the “Private Placement”) of 10,660,705 units (the "Units") at a price of $0.425 per Unit or approximately, $4,530,800 in the aggregate. Palladium Capital Advisors, LLC, a FINRA/SIPC member firm, acted as placement agent.

Each Unit consisted of one share (collectively, the “Unit Shares”) of the Company’s common stock and one Series C Stock Purchase Warrant to purchase a share of common stock at $0.55 per share for a period of two years from the date of issuance (the “Series C Warrants”).  In connection with the Private Placement the Company agreed to file a registration statement for the purpose of registering the Unit Shares and the shares issuable upon the exercise of the Series C Warrants, for resale by the Investors.

The Units were offered and sold to 12 accredited investors (the “Investors”) as defined in Regulation D as promulgated under the Securities Act of 1933, as amended. The Unit Shares comprise approximately 14% of the Company’s issued and outstanding 78,606,999 shares as at May 23, 2008, and approximately 12% of the Company’s post closing issued and outstanding shares.

Pursuant to the Subscription Agreement and the Registration Rights Agreement, the Company and the investor parties have made other covenants and representations and warranties regarding matters that are customarily included in financings of this nature.  In the event that during the twelve month period following the Closing Date, the Company issues shares at a price per share which is less than $0.425 per share (the “Base Share Price”) then the Company is required to issue to the investors the number of shares equal to (1) the quotient of the aggregate purchase price payable under the Securities Purchase Agreement divided by Base Share Price less  (2) the quotient of the aggregate purchase price divided by the per share purchase price under the Securities Purchase Agreement.

The proceeds of the Private Placement will be used for working capital.

(b) Payment of Commissions and Fees

 In connection with the private placement, Palladium Capital Advisors, LLC, was due a sales commission equal to $90,828 or two (2%) percent of the gross proceeds, which commission it  elected to  receive in the form of 213,713 Units.   In addition, we have issued an aggregate of 50,000 Units, in payment of legal fees in the amount of $21,250. These Units were otherwise issued on the same terms and conditions as the Units sold in the Private Placement.

(c) Loan Conversion

Simultaneously with the completion of the Private Placement, the Company and Mr. Harmel S. Rayat, the Company’s Chief Financial Officer, Director and Controlling Shareholder, entered into an agreement pursuant to which Mr. Rayat has (i) converted the entire outstanding principal amount ($877,800) of his loan (the “Loan”)to the Company into an aggregate of  2,065,412  Units, each Unit consisting of one share of the Company’s common stock and one Series C Warrant, at a conversion price of $0.425 per Unit and (ii) agreed to accept $150,000 in full payment and satisfaction of the accrued and unpaid interest on the Loan in the amount of $249,945 .  The securities issued to Mr. Rayat are “restricted” securities as that term is defined in Regulation D, as promulgated pursuant to the Securities Act of 1933, as amended; these securities will not be included in the registration statement referenced above in Item 3.02(a).

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.  The Company issued a news release to announce the financing transaction described it Item 3.02 - Unregistered Sales of Equity Securities above.  This news release, dated May 28, 2008, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

NUMBER

EXHIBIT DESCRIPTION

10.1

Subscription Agreement dated May 23, 2008 between the Company and the persons who are signatories thereto.

10.2

Form of Series C Common Stock Purchase Warrant

10.3

Registration Rights Agreement Series C between the Company and the persons who are signatories thereto.

10.4

Agreement date May 23, 2008 between the Company and Mr. Harmel S. Rayat.

99.1

Press Release dated May 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Frank Menzler

Frank Menzler

President and Chief Executive Officer

Date: May 28, 2008

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2008

 (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

Index to Exhibits Filed

NUMBER

EXHIBIT DESCRIPTION

10.1

Subscription Agreement dated May 23, 2008 between the Company and the persons who are signatories thereto.

10.2

Form of Series C Common Stock Purchase Warrant

10.3

Registration Rights Agreement Series C between the Company and the persons who are signatories thereto.

10.4

Agreement date May 23, 2008 between the Company and Mr. Harmel S. Rayat.

99.1

Press Release dated May 28, 2008